Exhibit 99.2

Your Dream. Our Promise. Strengthening Our Peoria Presence March 13, 2017

Special Note Concerning Forward-Looking Statements and Additional Information This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of First Busey and Mid Illinois. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of First Busey’s and Mid Illinois’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and neither First Busey nor Mid Illinois undertakes any obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of First Busey and Mid Illinois to control or predict, could cause actual results to differ materially from those in any forward-looking statements. These factors include, among others, the following: (i) the possibility that any of the anticipated benefits of the proposed transaction between First Busey and Mid Illinois will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Mid Illinois with those of First Busey will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to the failure of the required shareholder approval; (iv) the failure to satisfy other conditions to completion of the proposed transaction, including receipt of required regulatory and other approvals; (v) the failure of the proposed transaction to close for any other reason; (vi) the effect of the announcement of the transaction on customer relationships and operating results; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) the strength of the local, national and international economy; (ix) changes in state and federal laws, regulations and governmental policies concerning First Busey’s and Mid Illinois’s general business; (x) changes in interest rates and prepayment rates of First Busey’s and Mid Illinois’s assets; (xi) increased competition in the financial services sector and the inability to attract new customers; (xii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (xiii) the loss of key executives or employees; (xiv) changes in consumer spending; (xv) unexpected results of acquisitions, including the acquisition of Mid Illinois; (xvi) unexpected outcomes of existing or new litigation involving First Busey or Mid Illinois; (xvii) the economic impact of any future terrorist threats or attacks; (xviii) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, and blizzards; and (xix) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning First Busey and Mid Illinois and their respective business, including additional factors that could materially affect First Busey’s and Mid Illinois’s financial results, are included in First Busey’s and Mid Illinois’s filings with the Securities and Exchange Commission (the “SEC”). Additional Information First Busey will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Mid Illinois that also constitutes a prospectus of First Busey, which will be sent to the shareholders of Mid Illinois. Mid Illinois’s shareholders are advised to read the proxy statement/prospectus when it becomes available because it will contain important information about First Busey, Mid Illinois and the proposed transaction. When filed, this document and other documents relating to the merger filed by First Busey and Mid Illinois can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing First Busey’s website at www.busey.com under the tab “Investor Relations” and then under “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from First Busey upon written request to First Busey Corporation, Corporate Secretary, 100 W. University Avenue, Champaign, Illinois 61820 or by calling (217) 365-4544, or from Mid Illinois, upon written request to Mid Illinois Bancorp, Inc., Attn: Mark Joseph, 2119 S.W. Adams Street, Peoria, Illinois 61602 or by calling 309-676-0521. Participants in this Transaction First Busey, Mid Illinois and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of First Busey relating to its 2016 Annual Meeting of Stockholders filed with the SEC on April 14, 2016. This definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. 2

First Busey at a Glance 2014 2015 2016 ($mm) • Nearly 150-year old institution operating more than 50 branches across four states Illinois, Missouri, Indiana & Florida Fourth largest commercial bank based in Illinois 2 Headquartered in Champaign, Illinois Four strategic acquisitions announced since 2014 Highly regarded for our commitment to the communities we serve and our ability to deliver broad financial capabilities to our customers Balance Sheet Assets $3,666 $3,999 $5,425 • Net Loans $2,368 $2,590 $4,087 Deposits $2,901 $3,289 $4,374 • • Tang. Common Equity $334 $340 $473 Ca italRatios Tier 1Ratio 17.4% 13.3% 12.9% Total Capital Ratio 18.7% 14.6% 14.0% ProfitabiIity ROAA 0.93% 0.99% 1.00% ----------------------------------------------ROAE 7.72% 8.91% 9.59% Net Interest Margin 3.15% 3.10% 3.42% Asset Quality BuseyBANK. ' firstech WEALTlf' NPAs1 I A ssets 0.25% 0.34% 0.44% 1 Excludes TDRs 2 Excludes merger targets and trust banks Source: SNL Financial and company filings. Financial data as of 12/31/2016. Busey 3 Bus ey MANAG[ !ENT Payment Processing Wealth Management Commercial Banking Principal Lines of Businesses Financial Highlights Company Overview

First Busey Footprint nounced Mar. 2017 tChampa1gn Source: SNL Financial Busey 4 Fo rt Myers An -

Successful Acquirer & Integrator • First Busey has announced four transactions since 2014, expanding into the Chicago and St. Louis markets and adding over $3.7 billion in assets. September 2014 5 Announced Transaction DateMarch 2017 Assets$665 Loans$380 Deposits$522 Branches13 MSAPeoria Announced February 2017 $1,268 $994 $1,083 9 Chicago Announced December 2015 $1,522 $1,317 $1,138 13 St. Louis Announced $275 $115 $244 3 Peoria

Transaction Overview

Transaction Rationale • 95-year old community bank with deep community ties that significantly enhances Busey's presence in Peoria MSA with #3 pro forma deposit market share ranking (#2 in Peoria County) Achievable cost savings expected from operational efficiencies and significant branch overlap with Busey's existing Peoria presence Attractive, low cost deposits provides funding for earnings asset opportunities generated across Busey's footprint Strengthens Busey's trust business to over $6 billion in assets under management • • • • Attractive earnings accretion of $0.08 or approximately 4.3% in 2018 (with fully phased-in cost savings)l Tangible book value dilution of approximately 1.7% with an earn back of less than 3 years (calculated using both cross-over and simple methods) Internal rate of return exceeds cost of capital hurdles • • • In-market transaction; South Side has a 73% loan/deposit ratio and a complementary customer base and business mix South Side CEO is expected to remain with First Busey post-closing Comprehensive due diligence completed; integration planning in process Busey has a long track record of successful integration and conversion • • • 1Cost savings phase-in: 50% in 2017, 75% in 2018 and 100% in 2019 Busey 7

# Transaction Terms

| | |
|---|---|
| **Aggregate Deal Value** | • First Busey acquires South Side Bank[1] parent, Mid Illinois Bancorp, Inc. for $133.4 million[2] |
| **Consideration Mix** | • Approximately 70% stock / 30% cash[2] |
| **Consideration Structure** | • Mid Illinois shares, in the aggregate, will be exchanged for approximately 3.116 million BUSE shares and $40.5 million in cash<br>• Shareholder cash/stock election, subject to proration |
| **Pricing Multiples[2]** | • Price / TBV: 168%<br>• Price / LTM Earnings: 19.6x<br>• Price / LTM Earnings + A-T Cost Savings: 11.7x |
| **Required Approvals** | • Mid Illinois shareholder and regulatory approval<br>• First Busey regulatory approval |
| **Anticipated Closing** | • 2nd half of 2017 |

[1] South Side Trust & Savings Bank of Peoria corporate brand name is South Side Bank
[2] Based on BUSE closing price of $29.83 as of 3/10/2017

Busey 8 South Side Bank

Transaction Details • Cost savings estimated to be 40% of Mid Illinois non-interest expense base ("'$7 million) One time, pre-tax transaction-related charges of $10 million, or 143% of fully phased-in pre-tax cost savings • • • 2.0% gross credit mark or $7.6 million 0.7% net credit mark or $2.6 million (net of South Side's ALLL of $5.0 million) • Core deposit intangibles created equal to 1.5% of Mid Illinois' core deposits, amortized over ten years using the sum-of-years-digits method • $34.6 million cash consideration for First Community transaction (expected to close mid-2017) to be funded from available cash and existing borrowing capacity Cash consideration for South Side transaction to be funded through debt issuance prior to close (no financing contingency) • Busey 9

Due Diligence Review ' ]I -------------------• Thorough due diligence review of South Side's loan portfolio Gross Credit Mark $7.6 million As a %of Gross Loans 2.0% - Loan review completed by First Busey internal team Asa%ofNPAs 100% - Over 70% of outstanding loan balances reviewed South Side Loan Loss Reserve $5.0 million - 100% of loans classified as Special Mention or Substandard reviewed Net Credit Mark $2.6 million • Review of South Side's cost structure and branch overlap with Busey's existing branch presence As a %of Gross Loans 0.7% • Thorough review of regulatory, legal,operational, and compliance risks 1As of 12/31/2016 Busey 10 Due Diligence Overview

Overview of South Side Bank

Overview of South Side Bank Overview South Side has provided banking and financial services to the Peoria area community since 1922 Headquartered in Peoria, IL Top 3 deposit market share with 13 branches in Peoria MSA Attractive, low cost deposit franchise with 73% loan/deposit ratio Established Trust department with approximately $575 million of assets under management Wholly-owned subsidiary, Mid-Illinois Insurance, has been operating for 90 years Branch Map • • • • • • Footprint Highlights Peoria is the 4th largest MSA in Illinois $42 million average deposits per branch Important industries include manufacturing and healthcare center Financial Highlights • • • Assets $665 Return on Avg. Assets 1.03% Net Loans $375 Return on Avg. Equity 8.40% Deposits $522 Net Interest Margin 2.96% Tang. Common Equity $79 Efficiency Ratio 66.3% – Large employers include: Caterpillar, Komatsu, OSF Medical Center TCE / TA 11.9% NPAs Excl. TDRs / Assets 1.15% Tier 1 Ratio 17.9% LLR / Gross Loans 1.30% Total Capital Ratio 19.0% NCOs / Avg. Loans 0.18% Financial data as of 12/31/2016. Source: SNL Financial and company filings 12 Asset Quality Capital 2016 Profitability Balance Sheet

Pro Forma Franchise Overview Significantly enhances Busey’s existing presence in Peoria market Branch Map • ‒ Pro forma MSA deposit market share improves to #3 from #7 #2 pro forma ranking in Peoria County ‒ • Branch overlap represents lower-risk opportunity for significant cost savings ‒ 9 South Side branches within 2 miles of a Busey Bank branch (~70%) Deposit Market Share – Peoria MSA 1 2 Hometown Communi ty Ba ncorp, Inc. (IL) PNC Fi na nci a l Servi ces Group, Inc. (PA) 29 11 $2,409 882 33.3 12.2 4 5 6 Hea rtl a nd Ba ncorp, Inc. (IL) Commerce Ba ncs ha res , Inc. (MO) JPMorga n Cha s e & Co. (NY) 20 7 3 505 455 306 7.0 6.3 4.2 8 9 10 Ba ckl und Inves tment Co. (IL) As s oci a ted Ba nc-Corp (WI) Speer Ba ncs ha res , Inc. (IL) Total For Institutions In Market 8 6 2 152 266 198 138 7,244 3.7 2.7 1.9 Source: SNL Financial. Deposit data as of 6/30/2016. Map shown pro forma for pending acquisition of FCFP. Map excludes First Busey’s Indianapolis and SW Florida branches 13 7 First Busey Corporation (IL) 5 272 3.8 3 Pro Forma Company 18 793 11.0 3 Mid Illinois Bancorp, Inc. (IL) 13 521 7.2 TotalMarket 2016 # of Deposits Share Rank Institution (St) Brchs ($mm) (%) BUSE(55) South Side (13)

# Pro Forma Loan Portfolio

## South Side Loan Portfolio

- Approximately 50% of portfolio is 1-4 family
- Virtually all residential loans in the portfolio are within 70 miles of Peoria
- $58.9 million of residential real estate loans originated in 2016
- NPAs[1]/Assets of 1.15% as of 12/31/2016

### First Busey



$ in millions
3.0%
29.0%
8.8%
32.5%
4.8%
3.8%
18.1%

MRQ Yield on Loans: 4.37%
Total Loans: $5,129

### South Side



5.0%
0.5%
9.7%
2.2%
49.4%
29.8%
3.5%

MRQ Yield on Loans: 3.84%
Total Loans: $380

### Pro Forma



3.2%
17.6%
3.6%
30.4%
4.6%
32.3%
8.5%

MRQ Yield on Loans: 4.34%
Total Loans: $5,510

1-4 Family | Multifamily | Commercial Real Estate | Construction & Development | Farm & Ag | Commercial & Industrial | Consumer & Other

Source: SNL Financial. Loan breakout as of 12/31/2016 based on regulatory data, bank-level data for South Side. Excludes impact of purchase accounting adjustments. First Busey shown pro forma for pending acquisition of FCFP. [1] Excludes TDRs

Busey

14

South Side Bank

Pro Forma Deposit Composition ---------------------------------------------------------------------------------------• Core deposits representing approximately 88% of total deposits1 Weighted average life of non time deposits is greater than 8 years Non-interest bearing deposits over 12% of total deposits LTM cost of deposits of 32 bps as of year-end 2016 1.00% 0.80% • 0.60% 0.40% • 0.20% • 0.00% 2011 2012 2013 2014 2015 2016 $in millions MRQ Cost of Deposits: 0.24% Total Deposits: $5,458 MRQ Cost of Deposits:0.33% Total Deposits: $522 MRQ Cost of Deposits:0.24% Total Deposits:$5,980 D Jumbo CDs D Transaction D Retail CDs • Non-Interest Bearing • MMDA & Savings Source: SNL Financial. Based on 12/31/2016 regulatory data,bank-level data for South Side. Excludes impact of purchase accounting adjustments. First Busey shown pro forma for pending acquisition of FCFP. 1 Excludes deposits >$lOOk _ 0rrrilh($h:}.lL.!EII1JJ Busey 15 Pro Forma South Side . First Busey Cost of Deposits South Side Deposit Overview